THE TARGET PORTFOLIO TRUST

655 Broad Street

Newark, New Jersey 07102

June 30, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: 497 Filing for The Target Portfolio Trust

 Registration numbers 033-50476 and 811-07064

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated June 16, 2016 (SEC accession number 0000067590-16-002165), to the Prospectus, dated September 30, 2015 for Prudential Core Bond Fund, of The Target Portfolio Trust. The purpose of the filing is to submit the 497 filing dated June 16, 2016 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary